UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
___________________

FORM 8-K
___________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 10, 2012
___________________

GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
___________________

001-34960 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 Other Events
Signature
Index to Exhibits
Presentation Webcast Charts Dated January 10, 2012

ITEM 8.01 Other Events

On January 10, 2012, Mr. Daniel Akerson, Chairman and Chief Executive Officer, Mr Timothy Lee, President GM International Operations (GMIO) and Mr. Daniel Ammann, Senior Vice President and Chief Financial Officer conducted a webcast presentation hosted by Deutsche Bank to provide an update on General Motors Company operating and financial strategy and an overview of the GMIO's operations. The presentation related thereto is attached as Exhibit 99.1.

EXHIBITS

Exhibit	Description	Method of Filing
Exhibit 99.1	Presentation Charts Dated January 10, 2012	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/Nick S. Cyprus
Date: January 17, 2012	By:	Nick S. Cyprus Vice President, Controller and Chief Accounting Officer